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                                                                      EXHIBIT 23

                      [LETTEHEAD OF ARTHUR ANDERSEN LLP]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 10, 1997 included in Delta Air Lines, Inc.'s annual report on Form 11-K for the Delta Family-Care Savings Plan for the year ended June 30, 1997 into the Company's previously filed Registration Statement No. 33-30454.



ARTHUR ANDERSEN LLP


Arthur Andersen LLP


Atlanta, Georgia
December 19, 1997